UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 5, 2006

Date of report (Date of earliest event reported)

ARC CORPORATE REALTY TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-50727	22-3247622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1401 Broad Street

Clifton, New Jersey 07013

(Address of Principal Executive Offices)

(973) 249-1000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On October 5, 2006, ARC Corporate Realty Trust, Inc. (the “Company”), completed the sale of certain real property, consisting of a 22,359 square foot office building located in Norcross, Georgia, for a sale price of $2,270,000, to an unaffiliated purchaser. After deducting closing costs of $72,014 and a disposition fee of $68,100 payable to the Company’s Advisor, ARC Capital Advisors, L.P., net proceeds to the Company from this sale were $2,129,886.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC CORPORATE REALTY TRUST, INC.

Dated: October 10, 2006	By:	/s/ Robert J. Ambrosi
Robert J. Ambrosi
Chairman and President